Investor Presentation February 2024

2 ELS at a Glance ELS owns and operates the highest quality portfolio of manufactured home (“MH”) communities, recreational vehicle (“RV”) resorts, campgrounds and marinas in North America 1969 Year Founded 4,000 Employees S&P 400 Member 6,866% Total Return since IPO(1) • 1,895% S&P 500 • 1,514% Dow Jones Equity ALL REIT Index $17.3B Enterprise Value 337% Ten-Year Total Return(1) • 144% S&P 400 • 228% S&P 500 • 90% Dow Jones Equity ALL REIT Index 172,465 Sites 35 States + 1 Canadian Province 451 Properties Notes: All data as of December 31, 2023, unless otherwise specified. (1) Total return calculation assumes dividend reinvestment. Total returns through January 31, 2024. Source: S&P Global. 90% Revenue from Annual Sources 15% Annualized Total Return since IPO(1) • Performance ranked in the 95th percentile of REITs for the last ten years MH RV Marina

3 ELS at a Glance 8.6% NFFO/Share CAGR (2006 - 2023)(2)(3) $1.3B Core Annual Revenue (2023)(1) $1.91 Annualized Dividend per Common Share (2024) 21% Dividend/Share CAGR (2006 - 2023)(3) 4.4% Avg Long-Term Core NOI Growth(4) 2.8% Dividend Yield(5) 18% % of Debt that is Fully Amortizing 3.7% Weighted Avg Interest Rate 9 Avg Years to Maturity 20.5% Debt/EV 5.3x Debt/Adj. EBITDAre(6) 5.2x Interest Coverage ELS owns and operates the highest quality portfolio of manufactured home (“MH”) communities, recreational vehicle (“RV”) resorts, campgrounds and marinas in North America Notes: All data as of December 31, 2023, unless otherwise specified. (1) Core Portfolio is defined based on properties owned and operated during all of 2022 and 2023. The Core Portfolio may change from time-to-time depending on acquisitions, dispositions and significant transactions or unique situations. (2) See Non-GAAP Financial Measures on pages 41-43 for the reconciliation and definition of Normalized FFO. (3) Adjusted for stock splits. (4) Average quarterly growth from Q3 1998 through Q4 2023. (5) Based on the stock price as of January 31, 2024. (6) Calculated using trailing twelve months Adjusted EBITDAre. See Non-GAAP Financial Measures on pages 41-43 for the definition and reconciliation of Adjusted EBITDAre. STRONG PORTFOLIO PERFORMANCE REIT-LEADING BALANCE SHEET

4 Notes: (1) Compared to comparable period in 2023. (2) The factors that affected our results for January QTD 2024 may not continue and therefore, our results for that period may not be indicative of our results for the full quarter or year. (3) Excludes joint venture properties. (4) Core Portfolio is defined based on properties owned and operated since January 1, 2023. The Core Portfolio may change from time-to-time depending on acquisitions, dispositions and significant transactions or unique situations. (5) Core Portfolio is defined based on properties owned and operated during all of 2022 and 2023. The Core Portfolio may change from time-to-time depending on acquisitions, dispositions and significant transactions or unique situations. Recent Highlights(1)(2)(3) • Core MH base rental income and Core RV Resort and Marina base rental income growth are trending in line with expectations • Core MH base rental income growth for January QTD is 6.6% • Core Occupancy of 94.8% as of January 31, 2024 • Core RV Resort and Marina base rental income growth for January QTD is 4.1% • Core RV and Marina annual base rental income growth for January QTD is 6.6% • February 2024 is expected to contribute outsized growth during Q1 2024 due to the impact of leap year Performance Update(4) • Normalized FFO per Common Share was $2.75, 4.7% higher than the year ended December 31, 2022 • Core MH base rental income increased by 6.8%, compared to the year ended December 31, 2022(5) • Added 994 expansion sites during the year ended December 31, 2023 • New home sales of 905 during the year ended December 31, 2023 • Released our 2022 Sustainability Report highlighting ELS’ strategic priorities and initiatives during the year ended December 31, 2023 • ELS joined the S&P MidCap 400 on Monday, July 24, 2023 2023 Highlights (as of December 31, 2023)

5 Notes: (1) Full year 2024 guidance represent management’s estimate of a range of possible outcomes. The midpoint of the ranges reflect management’s estimate of the most likely outcome. Actual results could vary materially from management’s estimates presented above if any of our assumptions, including occupancy and rate changes, our ability to manage expenses in an inflationary environment, our ability to integrate and operate recent acquisitions and costs to restore property operations and potential revenue losses following storms or other unplanned events, are incorrect. See Forward-Looking Statements on page 41 for additional factors impacting our 2024 guidance assumptions. See Non-GAAP Financial Measures Definitions and Reconciliations on pages 41-43 for definitions of FFO and Normalized FFO and a reconciliation of Net income per Common Share - Fully Diluted to FFO per Common Share and OP Unit - Fully Diluted and Normalized FFO per Common Share and OP Unit - Fully Diluted. (2) Guidance assumptions do not include future capital events (financing transactions, acquisitions or dispositions). (3) Considers 13 publicly traded U.S. Residential REITs that issued Same Store NOI full year 2024 guidance tracked by FactSet, with an enterprise value greater than or equal to $2 billion as of February 23, 2024. (4) Considers 44 publicly traded U.S. REITs across 10 different subsectors that issued Core FFO per share guidance tracked by FactSet, with an enterprise value greater than or equal to $2 billion as of February 23, 2024. 2024 Guidance FY 2024(1)(2) Low High Normalized FFO per Common Share and OP Unit* $2.83 $2.93 Core Portfolio Property operating revenues 4.8% 5.8% Income from property operations, excluding property management 5.1% 6.1% * Represents 4.7% YOY growth at the midpoint - 1% 0% 1% 2% 3% 4% 5% 0% 1% 2% 3% 4% 5% 6% Residential RE ITs E L S Residential RE ITs RE IT Industry E L S Same Store NOI YOY Growth at the Midpoint(3) NFFO YOY Growth at the Midpoint(4) - 1% 0% 1% 2% 3% 4% 5% 0% 1% 2% 3% 4% 5% 6% Residential RE ITs E L S Residential RE ITs RE IT Industry E L S

6 Investment Thesis 1. Portfolio Composition • High-quality properties located in retirement and vacation destinations • Over 110 properties with lake, river, or ocean frontage • Over 120 properties within 10 miles of coastal United States • Over 70% of MH properties are age qualified or have a resident base with an average age over 55 2. Business Model • Own the land and lease developed sites to owners of manufactured homes, vacation cottages, RVs and boats • Consistent results throughout the real estate cycle • Strong customer demand with minimal new supply • Innovative strategy driving external growth through new lines of business 3. Operating Platform • Integrated operating platform focused on providing superior customer service to all residents and value creation for shareholders • Focus on generating stable, predictable revenue • Technology driven • Digital marketing strategy 4. Balance Sheet • Long-term strategy focused on access to a variety of capital sources • Well laddered maturities with average years to maturity of 9 years and weighted average interest rate of 3.7% • Strong balance sheet with capacity to fund growth with debt and/or equity 5. Acquisitions / Development • Active acquisitions and development pipeline • Focus on accretive and/or value add transactions • History of being first mover when entering new asset classes that fit the portfolio strategy 6. ESG • Sustainability is at the core of Our Nature through Uniting People, Places & Purpose • Commitment to sustainability supports the business model, minimizes environmental impacts, maintains a safe and healthy workplace and upholds a high standard of business ethics and conduct 7. Management Team • Experienced executive management team with a track record of delivering results Track record of delivering superior total returns and dividend growth Notes: All data pertaining to debt as of December 31, 2023.

7 Long-term total returns that outperform the market Track Record Notes: (1) See Non-GAAP Financial Measures on pages 41-43 for the reconciliation and definition of FFO and Normalized FFO. The 1993 amount was determined from amounts presented in the 1996 Form 10-K. (2) The 1993 stock price is adjusted for stock splits; the 2023 price is the closing price as of December 31, 2023. (3) The enterprise values are as of December 31,1993 and December 31, 2023. (4) Source: S&P Global. Includes dividends paid from IPO date of February 25,1993 through December 31, 2023 and adjusted for stock splits. ITEM IPO Year: 1993 2023 Properties 41 451 Sites 12,312 172,465 States 16 35 Net Income Per Share - Fully Diluted $0.15 $1.69 FFO Per Share - Fully Diluted(1) $0.23 $2.77 Normalized FFO Per Share - Fully Diluted(1) $0.23 $2.75 Common Stock Price(2) $3.22 $70.54 Enterprise Value(3) $296 million $17.3 billion Dividends Paid Cumulative(4) – $3.2 billion Dividends Paid Cumulative Per Share(4) – $20.04 Notes: Source: S&P Global (1) Total return calculation assumes dividend reinvestment. (2) Total return through January 31, 2024. YTD 1YR 3YR 5YR 10YR 15 Yr -100% 100% 300% 500% 700% 900% 200% 400% 600% 800% 1000% ELS S&P 400 INDEX S&P 500 INDEX DOW JONES EQUITY ALL REITS INDEX 0% ELS (+6,866%) S&P 500 (+1,895%) DOW JONES EQUITY ALL REIT (+1,514%) 0% 1000% 2000% 3000% 4000% 5000% 6000% 7000% 8000% 9000% 2/25/93 1/31/95 1/31/97 1/31/99 1/31/01 1/31/03 1/31/05 1/31/07 1/31/09 1/31/11 1/31/13 1/31/15 1/31/17 1/31/19 1/31/21 1/31/23 Total Returns as of January 31, 2024 Total Return Performance Since IPO (%)

8 Dividend and NFFO Growth Note: See Non-GAAP Financial Measures on pages 41-43 for the reconciliation and definition of Normalized FFO. Adjusted for stock splits. Time-tested through real estate cycles Dividend / Share NFFO / Share NFFO / Share CAGR 9%Dividend / Share CAGR 21% $- $0.50 $1.00 $1.50 $2.00 $2.50 $3.00 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023

ELS owns and operates 451 properties in North America with a focus on high-quality coastal and sunbelt retirement and vacation destinations and urban areas Source: S&P Global California 11% of Total Properties Arizona 10% of Total Properties Florida 34% of Total Properties Projected Population Growth % (2024-2029) Total Age 55+ 0.0% 2.0% 4.0% 6.0% 8.0% 10.0% 12.0% FL AZ CA USA 5.2% 3.5% 1.1% 2.4% 9.4% 6.0% 6.4% 6.4% 9 Property Locations Note: Property and site counts presented as of December 31, 2023.

10 Property Locations The MH portfolio focuses on age-qualified communities in retirement destinations where our residents can be part of an active lifestyle • 75,000 sites 203 MH COMMUNITIES MH Note: Property and site counts presented as of December 31, 2023.

11 Property Locations The RV portfolio has over 200 resorts and campgrounds spread along the coast and in vacation destinations packed with family-friendly amenities and activities 225 RV RESORTS • 90,600 sites – Annual 34,900 – Seasonal 12,500 – Transient 17,200 – Membership sites 26,000 RV Note: Property and site counts presented as of December 31, 2023.

12 Property Locations High-quality marina portfolio located primarily along the southeast coast, ideal for year-round boating which generates stable annual slip revenue • 6,900 slips 23 MARINAS MA Note: Property and site counts presented as of December 31, 2023.

13 Drives sustained long-term outperformance Unique Business Model Note: Source for Same Store NOI data: Citi Investment Research, September 2023. Earliest quarter collected by Citi is third quarter of 1998. Data through third quarter of 2023. “REIT Industry” includes an index of REITs across a variety of asset classes, including regional malls, shopping centers, multifamily, student housing, manufactured homes, self storage, office, industrial, mixed office and specialty. REIT Industry Same Store NOI Growth ELS Average 4.3% Apartments Average 3.3% REIT Industry Average 3.3% - 12% - 11% - 10% - 9% - 8% - 7% - 6% - 5% - 4% - 3% - 2% - 1% 0% 1% 2% 3% 4% 5% 6% 7% 8% 9% 10% 11% 12% 13% 14% 15% 16% 17% 18% 19% 20% Q 39 8 Q 19 9 Q 39 9 Q 10 0 Q 30 0 Q 10 1 Q 30 1 Q 10 2 Q 30 2 Q 10 3 Q 30 3 Q 10 4 Q 30 4 Q 10 5 Q 30 5 Q 10 6 Q 30 6 Q 10 7 Q 30 7 Q 10 8 Q 30 8 Q 10 9 Q 30 9 Q 11 0 Q 31 0 Q 11 1 Q 31 1 Q 11 2 Q 31 2 Q 11 3 Q 31 3 Q 11 4 Q 31 4 Q 11 5 Q 31 5 Q 11 6 Q 31 6 Q 11 7 Q 31 7 Q 11 8 Q 31 8 Q 11 9 Q 31 9 Q 12 0 Q 32 0 Q 12 1 Q 32 1 Q 12 2 Q 32 2 Q 12 3 Q 32 3

14 Capital Expenditures Continued investment in communities to support internal growth and enhance our resident and guest experience Recurring Capex (in thousands) Expansion & Sustainability Capex (in thousands) $0 $10,000 $30,000 $50,000 $70,000 $90,000 $20,000 $40,000 $60,000 $80,000 $100,000 $110,000 2021 2022 2023 Asset Preservation Improvement & Renovations 2021 2022 2023 $0 $40,000 $80,000 $120,000 $160,000 $200,000 $20,000 $60,000 $100,000 $140,000 $180,000 Expansions & Development Upgrades Sustainability

15 Unique customer demographics driven by baby boomers and a strong tailwind from future generations Demand Drivers – Unique Demographics • The population of people aged 55 and older in the U.S. is expected to grow 15% from 2024 to 2039 • Roughly 10,000 people will turn 65 every day for the foreseeable future • Over 70% of ELS MH properties are age qualified or have a resident base with an average age over 55 • Installed base of over 11 million RV owners in the U.S. U.S. Population Over Age 55 (in millions) U.S. Population by Age and Generation 0 1 2 3 4 5 6 Po pu la tio n (in m ill io ns ) Age GEN A GEN Z MILLENNIALS GEN X BOOMERS SILENT GEN GREATEST GEN 1 – 10 11 – 26 27 – 42 43 – 58 59 – 77 78 – 95 96 – 101 Future Customers Highest Interest in RV Camping Core MH/RV/Thousand Trails Customer Base 0 20 40 60 80 100 120 2024 2039 15% Growth Note: Sources: U.S. Census, released November 2023, Alliance for Lifetime Income’s Retirement Income Institute, RVIA.

16 Domestic Migration Patterns Florida Arizona Texas North Carolina Georgia South Carolina Tennessee Nevada Oregon Idaho 0 20,000 40,000 60,000 80,000 100,000 120,000 Migration of Population Aged 65 & Over Positive new domestic migration Negative new domestic migration Dot = 100 people Source: “Domestic Migration of Older Americans: 2015–2019. Issued September 2022”. U.S. Census Bureau, 2015–2019 America Community Survey, 5-year estimates.

17 Avg Sales Price – New Single Family Home (“SFH”) vs New Manufactured Home(1) Buying a new MH vs Financing a new SFH(1) Demand Drivers – Value Proposition Whether buying or renting, manufactured homes provide greater value as compared to other housing options ELS renters pay approximately 20-25% less per sq ft than the average two bedroom rental in ELS submarkets Manufactured Home Construction Advantage: • Controlled construction environment results in no weather delays • Economies of scale to purchase materials in bulk • Standardization of processes allows for efficient construction • Centralized labor force allows for faster workforce training Notes: Sources: U.S. Census Bureau, Federal Reserve Economic Data (FRED), Freddie Mac, Moody’s Analytics. (1) Data is as of FRED’s most recently published economic report as of January 31, 2024. (2) Assumes MH is paid in full and the SFH has a 20% down payment on a loan. (3) Assumes SFH has a 30-year loan with a 7.3% interest rate. MH SFH Difference in cost Cost of Home $124,775 $517,600 -76% Upfront Cost(2) $124,775 $103,520 21% Monthly Cost(3) $813 $2,842 -71% Through September 2023, the average upfront cost of purchasing a new MH in full was approximately 21% higher than putting 20% down on a new SFH, but the ongoing monthly rental payment for the MH was approximately 71% lower than the SFH monthly mortgage payment. At ELS, the majority of homeowners do not have debt on their homes. U.S. Housing shortage of 3.8 million SFH creates demand for manufactured housing Av g Sales Price N ew H ouses Av g Sales Price N ew MH ( In thousands) $0 $100 $200 $300 $400 $5 00 $600 Ju n- 14 S ep -1 4 D ec -1 4 M ar -1 5 Ju n- 15 S ep -1 5 D ec -1 5 M ar -1 6 Ju n- 16 S ep -1 6 D ec -1 6 M ar -1 7 Ju n- 17 S ep -1 7 D ec -1 7 M ar -1 8 Ju n- 18 S ep -1 8 D ec -1 8 M ar -1 9 Ju n- 19 S ep -1 9 D ec -1 9 M ar -2 0 Ju n- 20 S ep -2 0 D ec -2 0 M ar -2 1 Ju n- 21 S ep -2 1 D ec -2 1 M ar -2 2 Ju n- 22 S ep -2 2 D ec -2 2 M ar -2 3 Ju n- 23 S ep -2 3 The cost to purchase a MH home is significantly less than a single-family home.

Title 18 ELS communities and resorts have the amenities to build a thriving community where our residents and guests create memories together Demand Drivers – Lifestyle and Amenities

Title 19 We offer our residents and guests unique ways to stay at our communities and resorts Demand Drivers – Ways to Stay Vacation Homes Manufactured Homes RV Sites Tiny Homes Cabins & Cottages

20 N um be r o f M H D ev el op m en ts Year 0 20 40 60 80 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 There has been limited MH development in the U.S. in the past 20 years Growing demand coupled with almost no new supply is a strategic advantage for ELS Supply Constrained Asset Class Manufactured Housing Developments in the U.S. Note: Source: Datacomp. Supply Constraint • NIMBY (Not in my backyard) • Restricted zoning & regulations • Federal planning vs local planning Reasons for the

21 Annual MH 62.0% Annual RV & Marinas 21.9% Annual Membership 6.0% Transient 5.7% Seasonal 4.4% Steady, Predictable Revenue Streams from High-Quality Occupancy Since the housing crisis of 2008-12, ELS has steadily reduced the number of renters in our MH portfolio and increased homeowners. Renters typically stay less than three years, while homeowners stay approximately ten years contributing to a stable occupancy base. The rental program is utilized strategically to introduce residents to our communities. 95.1% Core MH Occupancy Homeowner vs Renter % of Total Occupancy 77% 2023 ELS MH New Home Sales Residents with a FICO score greater than 680 Approximately 90% of revenue is derived from stable, annual sources Property Operating Revenue Buckets(1) Notes: All data as of December 31, 2023, unless otherwise specified. (1) Property operating revenue buckets reflect trailing twelve months as of December 31, 2023. 90% 92% 94% 96% 98% 100% 0% 2% 4% 6% 8% 10% 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 H om eo w ne rs % Re nt er % Rental % of Total Occ Homeowners % of Total Occ

22 Best-in-class property operations platform drives consistent rate and occupancy increases Property Operations 51% of MH Communities are98%+ Occupied Notes: (1) Components of MH rate: 25% is linked to CPI, 25% is linked to long-term agreements, and 50% is determined by market conditions. (2) Impact of CPI on RV annual leases: RV annual leases are all market leases and rates are determined on a market-by-market basis. Core RV Annual Rate Growth(2) 2019 Avg2020 2021 2022 2023 3.0% 4.0% 5.0% 6.0% 7.0% 8.0% 1.0% 2.0% 0.0% 20202019 2021 2022 2023 Avg Core MH Base Rent Rate Growth(1) 3.0% 4.0% 5.0% 6.0% 7.0% 8.0% 1.0% 2.0% 0.0% 20202019 2021 2022 2023 Core MH Occupancy % 86% 87% 88% 89% 90% 91% 92% 93% 94% 95% 96% 5.7% Average Core RV Annual Rate Growth over the past 5 years 5.1% Average Core MH Base Rent Rate Growth over the past 5 years

23 Affordable Housing(1) 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 0.0% 1.0% 2.0% 3.0% 4.0% 5.0% 6.0% 7.0% 8.0% 9.0% 10.0% Core MH Rate Growth % COLA Growth % Historical MH Growth Rate COLA averaged 2.6% ELS averaged 4.0% Average spread of +140 bps Our high-quality MH portfolio has driven outperformance of annual rate increases compared to Cost-of-Living adjustment (COLA) over the long term Source: Social Security Administration, Company filings Notes: (1) Data reflects Core MH rate growth and COLA growth rate that went into effect that year.

24 Property Operations Thousand Trails Upgrade Sales 29% of members have been with Thousand Trails for at least 20 years Thousand Trails Total Member Count (in thousands) Thousand Trails Revenue (in millions) Note: All data as of December 31, 2023. 90 2018 2023 95 100 105 110 115 120 125 21% Thousand Trails Member Growth since 2018 2023 2022 2021 2020 2019 2018 0 5 00 1,000 1,5 00 2,000 2,5 00 3,000 3,5 00 4,000 4,5 00 5 ,000 $0 $20 $40 $60 $80 $100 $120 $140 $160 2018 2019 2020 2021 2022 2023 Annual Membership Subscriptions Membership Upgrade Sales Current Period, Gross RV Base Rental Income from Annuals RV Base Rental Income from Seasonal/Transients Utility and Other Income Nearly 10,000 members added since 2018 Upgrade Sales Growth since 2018 54%

25 2023 Core Property Operating Expense(1) 21% 27% 16% 18% 14% 4% Property Operating Expenses Utilities Expense Payroll R&M Insurance, Admin, & Other (3) Real Estate Taxes Sales and Marketing Utility Recovery Rate is approximately 45% of Utility Expense Approximately 65% of Core Property Operating Expenses are from Utilities, Payroll and R&M Notes: (1) Data as of December 31, 2023. (2) Data as of Q4 2023 YTD and considers performance for five publicly traded Multi-family REITs. (3) Insurance expense accounts for approximately 40% of the Insurance, Admin, and Other line item. ELS Multi-Family 0% 5% 10% 15% 20% 25% 30% 35% 40% Utilities Payroll R&M RE Taxes All Other Compare to Multi-Family(2)

26 Stability through Economic Cycles Historical Core Portfolio Growth Rate against CPI (1)(2) Notes: (1) Historical performance is based on the core portfolio as of the reported year. The Core Portfolio may change from time-to-time depending on acquisitions, dispositions and significant transactions or unique situations. (2) See Non-GAAP Financial Measures on pages 41-43 for the definition of NOI. (3) Represents average spread between ELS Core Portfolio NOI growth and CPI growth from each year. Includes all publicly traded residential REITs (multi-family, single-family rental, student housing) in S&P Global’s coverage universe that had an enterprise value greater than $4 billion and had same store NOI growth tracked by S&P Global as of February 23, 2024. Average Spread between Same Store NOI Growth vs CPI (2001-2023)(3) Housing Crisis Pandemic 0.0% 2.0% 4.0% 6.0% 8.0% 10.0% 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 0.0% 0.5% 1.0% 1.5% 2.0% 2.5% ELS Residential REIT Avg. ELS Core Rev Growth Avg. ELS Core Exp Growth Avg. ELS Core NOI Growth ELS NOI Growth Above CPI 2001-2007 4.1% 4.7% 3.8% 1.1% 2008-2012 2.8% 1.3% 4.1% 2.3% 2013-2023 4.9% 4.9% 4.9% 2.2% Core Portfolio NOI Growth % CPI-U

Technology and Innovation

Utilizing the latest technology to drive operational efficiencies

Smart Meters

BOTS

Solar Panels

Prop Tech

Sign Here

Digital Signature

Online Apps

Tech Investments

Cashless Transactions

Online Check-in


Wilderness Lakes RV Campground
Menifee, CA


Orlando RV Resort & Campground
Clermont, FL

els | 27

28 Digital Marketing Strategy – Social Media Over 1.6 Million Total Followers across social media channels ELS has an engagement-focused social media strategy where we build meaningful interactions with existing and potential customers. These interactions build brand awareness and help drive sales and reservations. 9 Through 2023, ELS had over 9.7 Million total interactions on social media channels

29 Interactive virtual tours allow residents to preview the community and their future home Digital Marketing Strategy – Home Sales Model Home Virtual Tour MH Property Virtual Tour Home listings with virtual tours are 5.6x more likely to convert

30 Digital Marketing Strategy – Online Check-In Implemented online check-in functionality to enhance the customer experience Benefits of Online Check-In for Customers: • Less wait time at the front desk • Reduced contact at check-in • Expedited entry and can go straight to assigned sites • Mobile friendly Benefits of Online Check-In for Property Teams: • Receive full visibility of customer reservation details prior to arrival • Reduced processing time at front desk • Allows for more time to focus on building relationships with customers • Shorter lines and wait times at entrances Play video to view the online check-in process

31 Digital Marketing Strategy – Online Travel Partners Building brand awareness and expanding reach to new customers through strategic partnerships 16 HALL OF FAME INDUCTEES 49 TRAVELERS' CHOICE AWARDS is a 2023 Travelers’ Choice Award Winner 2023 2023 Thousand Trails Orlando – Clermont, FL

32 Mortgage Debt $3,017 17.4% OPUs(2) $642 3.7% Line of Credit $31 0.2% Term Loan $500 2.9% Common(2) $13,151 75.8% Balance sheet strategy supports long-term growth As of December 31, 2023, unless otherwise specified (in millions) • Total enterprise value is $17.3 billion • $500 million line of credit • Debt to enterprise value is 20.5% • Total Debt/Adjusted EBITDAre is 5.3x(1)(3) Notes: (1) As of December 31, 2023. See Non-GAAP Financial Measures on pages 41-43 for the definition and reconciliation of Adjusted EBITDAre. (2) Based on the stock price as of December 31, 2023. (3) Calculated using trailing twelve months Adjusted EBITDAre. 9 Average Years to Maturity 3.7% Weighted Average Interest Rate 12% % of Debt that is Due through 2026 91% Long-Term Fixed Rate Debt 18% % of Debt that is Fully Amortizing $0 $100 $200 $300 $400 $500 2024 2025 2026 2027 2028 2029 2030 2031 2032 Year O ut st an di ng B al an ce (in m ill io ns ) 10-Year Debt Maturity Secured Unsecured Line of Credit Capital Structure

33 1.0% 2.0% 3.0% 4.0% 5.0% 6.0% 7.0% 0 2 4 6 8 10 ELS 12 14 W ei gh te d A ve ra ge In te re st R at e Weighted Average Term to Maturity Debt Maturity through 2026(3) Debt Strategy – Refinance Risk Mitigation Weighted average term to maturity is significantly longer than the REIT average(1) Weighted average interest rate in line with the REIT average(2) Notes: Source: S&P Global (1) Includes all publicly traded U.S. Equity REITs in S&P Global’s coverage universe that reported weighted average term to maturity for their most recent quarter as of February 2024. (2) Includes all publicly traded U.S. Equity REITs in S&P Global’s coverage universe that reported weighted average interest rate for their most recent quarter as of February 2024. (3) Includes all publicly traded U.S. Equity REITs in S&P Global’s coverage universe that disclosed a debt maturity schedule for their most recent quarter as of February 2024. Term To Maturity Vs. Weighted Average Interest Rate 0% 5% 10% 15% 20% 25% 30% ELS 11% 29% REIT Industry

34 -10% -5% 0% 5% 10% 15% 20% 25% -10% -5% 0% 5% 10% 15% 20% 25% To ta l R et ur n C A G R Dividend CAGR ELS Dividend Dividend Growth 10-year CAGR • ELS 13.6%(1) • REIT Average 5.5%(2) Notes: (1) Compound annual growth rate through 2023. (2) Source: S&P Global: Includes all publicly traded U.S. Equity REITs, with a market cap greater than or equal to $3 billion, in S&P Global’s coverage universe that declared regular dividends during the period January 1, 2013 through December 31, 2023. 10-Year Dividend CAGR and Total Return CAGR

35 Acquisitions ELS has a strong pipeline of external growth opportunities and a disciplined strategy focused on acquiring accretive properties $300 $500 $400 $600 $700 $100 $200 $– Property Acquisitions MH RV Marina 2018 2019 2020 2022 20232021 Over $1.3 Billion Invested in New Acquisitions Since 2018 (In m illi on s) 19 Notes: 2023 data as of December 31, 2023.

Voyager - AZ Dolce Vita - AZ Scenic - NC White Oak Shores -NC Topsail Sound -NC Buccaneer Estates - FL Clover Leaf - FL Sherwood Forest - FL Coquina Crossing - FL Tranquility Lakes - FL Terra Ceia - FL Sunshine Travel - FL Lake Texoma - TX Sandusky RV - OH Expansions maximize returns by increasing the number of sites at communities with high demand with minimal increase to operating costs Expansion 8% - 10% Expected Stabilized Yields(1) Note: (1) This represents management’s estimate based on facts known to management as of the date hereof. There is no guarantee that such yields will be realized at all, in these amounts or over what time table. Land Purchased (in millions) Expansion Sites Added 36 2021 2024 Terra Ceia – Palmetto, FL Completed Expansion Sites $- $5 $10 $15 $20 $25 $30 $35 $40 2019 2020 2021 2022 2023 2019 2020 2021 2022 2023 0 200 400 600 800 1,000 1,200 1,400

ESG – Environmental

2023 MHI EXCELLENCE in Manufactured Housing AWARD
Leadership in Sustainability

WINNER OF 2023 LEADERSHIP IN SUSTAINABILITY AWARD FROM THE MANUFACTURED HOUSING INSTITUTE

INVESTED $16 MILLION IN SUSTAINABILITY INITIATIVES

OUR APPROXIMATELY 9,700 ACRES OF FORESTS SEQUESTER OVER 8,000 MT CO2E ANNUALLY

PRODUCED OVER 405,000 KILOWATT-HOURS (KWH) OF RENEWABLE ENERGY FROM ON-SITE SOLAR SYSTEMS

SUSTAINABLE DEVELOPMENT GOALS

We understand our role in contributing to a sustainable future. Therefore, we are aligning our actions with the United Nations Sustainable Development Goals (UN SDGs), focusing on the three that are most relevant to our operations.

Goal	Goal Description	ELS Position
7 AFFORDABLE AND CLEAN ENERGY	UN SDG 7 aims to ensure access to affordable, reliable, sustainable and modern energy by increasing the share of renewable energy, improving energy efficiency, expanding access to modern energy services in developing countries and promoting research in clean energy technologies.	ELS is committed to reducing energy consumption and investing in energy efficiency and renewable energy. ELS is taking steps to reduce its carbon footprint and its impact on the environment.
11 SUSTAINABLE CITIES AND COMMUNITIES	UN SDG 11 aims to make cities and human settlements inclusive, safe, resilient and sustainable by promoting integrated urban planning, improving access to affordable and sustainable basic services, protecting cultural and natural heritage and reducing the environmental impact of cities and human settlements.	ELS focuses on operating sustainable communities for guests and residents to enjoy. ELS believes in supporting the communities we operate as well as the greater communities in which we live, work and play.
15 LIFE ON LAND	UN SDG 15 aims to protect, restore and promote sustainable use of terrestrial ecosystems, sustainably manage forests, combat desertification and halt and reverse land degradation and halt biodiversity loss.	ELS is committed to maintaining biodiversity across its portfolio and creating assets that are connected to their natural and local environments. ELS extends its commitments by collaborating with nonprofit organizations to enhance our positive impact beyond our properties.

Note: To download our Environmental Performance Report and our 2022 Sustainability Report, please visit www.equitylifestyleproperties.com/sustainability

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38 ESG – Social Note: To download our Environmental Performance Report and our 2022 Sustainability Report, please visit www.equitylifestyleproperties.com/sustainability. SPOTLIGHT: DIVERSITY, EQUITY AND INCLUSION AT ELS SIGNED EXPANDED DEI-RELATED LEARNING CURRICULUM RECRUITMENT AND DEVELOPMENT EFFORTS ELS is proud of the diversity of our guests and residents and is committed to preserving the unique personality and character of each property. To us, diversity includes celebrating differences in education, opinions, culture, ethnicity, race, sex, gender identity and expression, nation of origin, age, languages spoken, veteran status, color, religion, disability, sexual orientation and beliefs. We are especially proud that women represent not only more than 50% of our workforce but also more than 50% of our management positions. Also, as our guest and resident base spans generations, so does our workforce with an average team member age of 49. Our Diversity Council is a cross-functional team formed to help guide and support the Company’s ongoing commitment to diversity, equity and inclusion practices for employees, candidates and customers. This team is sponsored and supported by our Executive Diversity Council comprised of senior leaders. ACHIEVED A 4.27 OUT OF 5 IN CUSTOMER SATISFACTION SURVEYS WINNER OF 2023 LAND-LEASE COMMUNITY OF THE YEAR AWARD FROM THE MANUFACTURED HOUSING INSTITUTE 4.27 TEAM MEMBERS VOLUNTEERED FOR 5,500 COMMUNITY IMPACT HOURS IN 2022 5,500 Hours ADDED 5 MENTAL HEALTH AND WELL-BEING DAYS TO TIME-OFF PLAN WOMEN IN MANAGEMENT 59% LAUNCHED THE DIVERSITY COUNCIL TO ENHANCE DIVERSITY AND INCLUSION PRACTICES AT ELS

39 Note: To download our Environmental Performance Report and our 2022 Sustainability Report please, visit www.equitylifestyleproperties.com/sustainability. At ELS, sustainability is embedded in all aspects of the Company. With a dedicated Sustainability team, we are committed to incorporating ESG principles into our business operations in collaboration with department leaders. ESG – Governance The ESG Taskforce is comprised of a diverse cross-functional team of employees to ensure we capture all aspects of Our Nature. Board of Directors Executive Officers ESG Taskforce COMPENSATION COMMITTEE COO AUDIT COMMITTEE STRATEGIC PLANNING COMMITTEE HUMAN RESOURCES MARKETING FINANCIAL REPORTING COMPLIANCE ASSET MANAGEMENT LEGALCOMMUNICATIONS OPERATIONS RISK MANAGEMENT INVESTOR RELATIONS SUSTAINABILITY IT TAX

Long-tenure leadership in the MH, RV, and marina industry Experienced Executive Management Team Marguerite Nader President and CEO 30 Years 40 Paul Seavey EVP and CFO 29 Years Patrick Waite EVP and COO 30 Years David Eldersveld EVP, CLO and Secretary 8 Years Larisa Drake EVP, CMO and Sales 10 Years

41 Forward-Looking Statement The forward-looking statements contained in this presentation are subject to certain economic risks and uncertainties described under the heading “Risk Factors” in our most recent Annual Report on Form 10-K, as modified or supplemented by subsequently filed Quarterly Reports on Form 10-Q. See our 2023 Annual Report for the full text of our forward-looking statements. We assume no obligation to update or supplement forward-looking statements that become untrue because of subsequent events. Under the Private Securities Litigation Reform Act of 1995: Non-GAAP Financial Measures Net Income to FFO and Normalized FFO Reconciliation (in millions) 2020 2021 2022 2023 Net income available for Common Stockholders $228.3 $262.5 $284.6 $314.2 Income allocated to non-controlling interests – CommonOP Units 13.1 13.5 14.2 15.5 Depreciation and amortization 155.9 189.5 206.2 208.3 Gain on unconsolidated joint ventures (1.2) – – (0.4) (Gain)/loss on sale of real estate and impairment, net – 0.1 – 3.6 FFO available for Common Stock and OP Unit holders 396.0 465.6 505.1 541.2 Deferred Tax Benefit – – – (10.5) Accelerated vesting of stock-based compensation – – – 6.3 Transaction/pursuit costs – 0.6 3.8 0.4 Early debt retirement 10.8 2.8 1.2 0.0 Lease termination expenses – – 3.1 0.0 COVID-19 expenses 1.4 – – – Normalized FFO available for Common Stock and OP Unit holders $408.3 $469.0 $513.1 $537.5

42 Non-GAAP Financial Measures This presentation contains certain Non-GAAP measures that in management’s view of the business are meaningful as they allow investors the ability to understand key operating details of our business that may not always be indicative of recurring annual cash flow of the portfolio. Our definitions and calculations of these Non-GAAP financial and operating measures and other terms may differ from the definitions and methodologies used by other REITs and, accordingly, may not be comparable. These Non-GAAP financial and operating measures do not represent cash generated from operating activities in accordance with GAAP, nor do they represent cash available to pay distributions and should not be considered as an alternative to net income, determined in accordance with GAAP, as an indication of our financial performance, or to cash flows from operating activities, determined in accordance with GAAP, as a measure of our liquidity, nor is it indicative of funds available to fund our cash needs, including our ability to make cash distributions. The following Non-GAAP financial measures definitions have been revised and do not include adjustments in respect to membership upgrade sales: (i) FFO; (ii) Normalized FFO; (iii) EBITDAre; (iv) Adjusted EBITDAre; (v) Property operating revenues; (vi) Property operating expenses; and (vii) Income from property operations, excluding property management. For comparability, prior periods’ non-GAAP financial measures have also been updated. FUNDS FROM OPERATIONS (FFO). We define FFO as net income, computed in accordance with GAAP, excluding gains or losses from sales of properties, depreciation and amortization related to real estate, impairment charges and adjustments to reflect our share of FFO of unconsolidated joint ventures. Adjustments for unconsolidated joint ventures are calculated to reflect FFO on the same basis. We compute FFO in accordance with our interpretation of standards established by the National Association of Real Estate Investment Trusts (“NAREIT”), which may not be comparable to FFO reported by other REITs that do not define the term in accordance with the current NAREIT definition or that interpret the current NAREIT definition differently than we do. We believe FFO, as defined by the Board of Governors of NAREIT, is generally a measure of performance for an equity REIT. While FFO is a relevant and widely used measure of operating performance for equity REITs, it does not represent cash flow from operations or net income as defined by GAAP, and it should not be considered as an alternative to these indicators in evaluating liquidity or operating performance. NORMALIZED FUNDS FROM OPERATIONS (NORMALIZED FFO). We define Normalized We define Normalized FFO as FFO excluding non-operating income and expense items, such as gains and losses from early debt extinguishment, including prepayment penalties, defeasance costs, transaction/pursuit costs, and other miscellaneous non-comparable items. Normalized FFO presented herein is not necessarily comparable to Normalized FFO presented by other real estate companies due to the fact that not all real estate companies use the same methodology for computing this amount. We believe that FFO and Normalized FFO are helpful to investors as supplemental measures of the performance of an equity REIT. We believe that by excluding the effect of gains or losses from sales of properties, depreciation and amortization related to real estate and impairment charges, which are based on historical costs and may be of limited relevance in evaluating current performance, FFO can facilitate comparisons of operating performance between periods and among other equity REITs. We further believe that Normalized FFO provides useful information to investors, analysts and our management because it allows them to compare our operating performance to the operating performance of other real estate companies and between periods on a consistent basis without having to account for differences not related to our normal operations. For example, we believe that excluding the early extinguishment of debt, and other miscellaneous non-comparable items from FFO allows investors, analysts and our management to assess the sustainability of operating performance in future periods because these costs do not affect the future operations of the properties. In some cases, we provide information about identified non-cash components of FFO and Normalized FFO because it allows investors, analysts and our management to assess the impact of those items.

43 Non-GAAP Financial Measures (Continued) Consolidated Net Income to EBITDAre and Adjusted EBITDAre Reconciliations (in millions) INCOME FROM PROPERTY OPERATIONS, EXCLUDING PROPERTY MANAGEMENT. Income from property operations, excluding property management, represents rental income, membership subscriptions and upgrade sales, utility and other income less property and rental home operating and maintenance expenses, real estate taxes, membership sales and marketing expenses, excluding property management expenses. Property management represents the expenses associated with indirect costs such as off-site payroll and certain administrative and professional expenses. We believe exclusion of property management expenses is helpful to investors and analysts as a measure of the operating results of our properties, excluding items that are not directly related to the operation of the properties. For comparative purposes, we present bad debt expense within Property operating, maintenance and real estate taxes in the current and prior periods. We believe that this Non-GAAP financial measure is helpful to investors and analysts as a measure of the operating results of our properties. EARNINGS BEFORE INTEREST, TAX, DEPRECIATION AND AMORTIZATION FOR REAL ESTATE (EBITDAre) AND ADJUSTED EBITDAre. We define EBITDAre as net income or loss excluding interest income and expense, income taxes, depreciation and amortization, gains or losses from sales of properties, impairments charges, and adjustments to reflect our share of EBITDAre of unconsolidated joint ventures. We compute EBITDAre in accordance with our interpretation of the standards established by NAREIT, which may not be comparable to EBITDAre reported by other REITs that do not define the term in accordance with the current NAREIT definition or that interpret the current NAREIT definition differently than we do. We define Adjusted EBITDAre as EBITDAre excluding non-operating income and expense items, such as gains and losses from early debt extinguishment, including prepayment penalties and defeasance costs, transaction/pursuit costs and other miscellaneous non-comparable items. We believe that EBITDAre and Adjusted EBITDAre may be useful to an investor in evaluating our operating performance and liquidity because the measures are widely used to measure the operating performance of an equity REIT. We believe that EBITDAre and Adjusted EBITDAre may be useful to an investor in evaluating our operating performance and liquidity because the measures are widely used to measure the operating performance of an equity REIT. Year Ended December 31, 2023 Consolidated net income $329.7 Interest income (9.0) Real estate depreciation and amortization 203.7 Other depreciation and amortization 5.4 Interest and related amortization 132.3 Loss on sale of real estate and impairment, net 3.6 Income tax benefit (10.5) Adjustments to our share of EBITDAre of unconsolidated joint ventures 6.8 EBITDAre 662.0 Stock-based compensation expense 6.3 Early debt retirement 0.1 Transaction/pursuit costs 0.4 Lease termination expenses 0.1 Adjusted EBITDAre $668.8